EXECUTION VERSION USActive 60565938.3 1 AMENDMENT NO. 7 TO CREDIT AND SECURITY AGREEMENT, dated as of July 3, 2024 (this “Amendment”), among NMFC Senior Loan Program III LLC, as borrower (the “Borrower”), New Mountain Finance Corporation, as collateral manager (the “Collateral Manager”), Citibank, N.A., as lender (the “Lender”) and Citibank, N.A., as administrative agent (the “Administrative Agent”). WHEREAS, the Borrower, the Collateral Manager, the lenders from time to time parties thereto, the Administrative Agent, U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association) as the collateral agent, and the collateral administrator, are party to the Credit and Security Agreement, dated as of May 2, 2018 (the “Credit Agreement”); and WHEREAS, the parties hereto desire to amend the Credit Agreement in accordance with Section 12.01 of the Credit Agreement and subject to the terms and conditions set forth herein; NOW THEREFORE, in consideration of the foregoing premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows: ARTICLE I Definitions Terms used but not defined herein have the respective meanings given to such terms in the Credit Agreement. ARTICLE II Amendment to the Credit Agreement. As of the date of this Amendment, the Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: stricken text) and to add the bold and double-underlined text (indicated textually in the same manner as the following example: bold and double-underlined text) as set forth on the pages of the Credit Agreement attached as Appendix A hereto. ARTICLE III Representations and Warranties SECTION 3.1. The Borrower hereby represents and warrants to each other party hereto that, as of the date first written above, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties of the Borrower contained in the Credit Agreement and the other Facility Documents are true and correct in all material USActive 60565938.3 2 respects on and as of such day (other than any representation and warranty that is made as of a specific date). ARTICLE IV Conditions Precedent SECTION 4.1. This amendment shall become effective upon the following conditions: (a) execution and delivery of this Amendment by the parties hereto; (b) the Administrative Agent’s receipt of a good standing certificate for the Borrower issued by the applicable office body of its jurisdiction of organization and a certified copy of the resolutions of the board of managers or directors (or similar items) of the Borrower approving this Amendment and the transactions contemplated hereby, certified by its secretary or assistant secretary or other authorized officer; and (c) the Administrative Agent shall have received the executed legal opinion of Dechert LLP, in form and substance acceptable to the Administrative Agent in its reasonable discretion. ARTICLE V Miscellaneous SECTION 5.1. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK. SECTION 5.2. Severability Clause. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. SECTION 5.3. Ratification. Except as expressly amended hereby, the Credit Agreement is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Amendment shall form a part of the Credit Agreement for all purposes. SECTION 5.4. Counterparts. The parties hereto may sign one or more copies of this Amendment in counterparts, all of which together shall constitute one and the same agreement. Counterparts may be executed and delivered via facsimile, electronic mail or other transmission method and may be executed by electronic signature (including, without limitation, any .pdf file, .jpeg file, or any other electronic or image file, or any “electronic signature” as defined under the U.S. Electronic Signatures in Global and National Commerce Act or the New York Electronic Signatures and Records Act, which includes any electronic signature provided USActive 60565938.3 3 using Orbit, Adobe Sign, Adobe Fill & Sign, DocuSign, or any other similar platform identified by the Borrower and reasonably available at no undue burden or expense to U.S. Bank Trust Company, National Association or U.S. Bank National Association) and any counterpart so delivered shall be valid, effective and legally binding as if such electronic signatures were handwritten signatures and shall be deemed to have been duly and validly delivered for all purposes hereunder. Delivery of an executed signature page of this Amendment by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof. SECTION 5.5. Headings. The headings of the Articles and Sections in this Amendment are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof. [Signature pages follow] [Signature Page to Amendment No. 7 to Credit Agreement] IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above. NMFC SENIOR LOAN PROGRAM III LLC, as Borrower By: ____________________________________ Name: Laura C. Holson Title: Authorized Signatory DocuSign Envelope ID: 66E6037E-7A1C-49F8-8168-01DC228AA8AF

[Signature Page to Amendment No. 7 to Credit Agreement] NEW MOUNTAIN FINANCE CORPORATION, as Collateral Manager By: ____________________________________ Name: Laura C. Holson Title: Authorized Signatory DocuSign Envelope ID: 66E6037E-7A1C-49F8-8168-01DC228AA8AF [Signature Page to Amendment No. 7 to Credit Agreement] CITIBANK, N.A., as Administrative Agent and as a Lender By:____________________________________ Name: Vincent Nocerino Title: Vice President Appendix A EXECUTION VERSION CONFORMED THROUGH AMENDMENT NO. 67 DATED JUNE 23JULY 3, 20232024 CREDIT AND SECURITY AGREEMENT Dated as of May 2, 2018 among NMFC SENIOR LOAN PROGRAM III LLC, as Borrower, NEW MOUNTAIN FINANCE CORPORATION, as Collateral Manager, THE LENDERS FROM TIME TO TIME PARTIES HERETO, CITIBANK, N.A., as Administrative Agent, and U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Collateral Agent, and Collateral Administrator

TABLE OF CONTENTS Page ARTICLE I DEFINITIONS; RULES OF CONSTRUCTION; COMPUTATIONS 1 Section 1.01. Definitions 1 Section 1.02. Rules of Construction 43 Section 1.03. Computation of Time Periods 44 Section 1.04. Collateral Value Calculation Procedures 44 ARTICLE II ADVANCES 46 Section 2.01. Revolving Credit Facility; Approval Requests 46 Section 2.02. Making of the Advances 47 Section 2.03. Evidence of Indebtedness; Notes 47 Section 2.04. Payment of Amounts 48 Section 2.05. Prepayment of Advances 48 Section 2.06. Changes of Commitments 5049 Section 2.07. Maximum Lawful Rate 50 Section 2.08. Several Obligations 51 Section 2.09. Increased Costs 51 Section 2.10. Compensation; Breakage Payments 52 Section 2.11. Illegality; Inability to Determine Rates 53 Section 2.12. Fees 53 Section 2.13. Rescission or Return of Payment 54 Section 2.14. Default Interest 54 Section 2.15. Payments Generally 5554 Section 2.16. Defaulting Lenders 55 Section 2.17. Right of Setoff 56 Section 2.18. Contractual Currency 5756 Section 2.19. Lending Offices; Changes Thereto 57 Section 2.20. Recourse Against Certain Parties. 57 ARTICLE III CONDITIONS PRECEDENT 58 Section 3.01. Conditions Precedent to Initial Advances 58 Section 3.02. Conditions Precedent to Subsequent Advances 6059 ARTICLE IV REPRESENTATIONS AND WARRANTIES 60 Section 4.01. Representations and Warranties of the Borrower 60 Section 4.02. Additional Representations and Warranties of the Borrower 64 Section 4.03. Representations and Warranties of the Collateral Manager 66 Section 4.04. Representations and Warranties of the Collateral Agent and Collateral Administrator. 67 ARTICLE V COVENANTS 68 Section 5.01. Affirmative Covenants of the Borrower 68 Section 5.02. Negative Covenants of the Borrower 74 Section 5.03. Affirmative Covenants of the Collateral Manager 77 Section 5.04. Negative Covenant of the Collateral Manager 80 Section 5.05. Certain Undertakings Relating to Separateness 80 ARTICLE VI EVENTS OF DEFAULT 81 i TABLE OF CONTENTS (continued) Page Section 6.01. Events of Default. 81 Section 6.02. Remedies. 8483 Section 6.03. Power of Attorney. 8584 Section 6.04. Sales 85 ARTICLE VII PLEDGE OF COLLATERAL; RIGHTS OF THE COLLATERAL AGENT 8786 Section 7.01. Grant of Security 8786 Section 7.02. Release of Security Interest 88 Section 7.03. Rights and Remedies 88 Section 7.04. Remedies Cumulative 89 Section 7.05. Related Documents 89 Section 7.06. Borrower Remains Liable 9089 Section 7.07. Protection of Collateral 90 ARTICLE VIII ACCOUNTS, ACCOUNTINGS AND RELEASES 9190 Section 8.01. Collection of Money 9190 Section 8.02. Collection Account 91 Section 8.03. The Unfunded Reserve Account; Fundings 9291 Section 8.04. Account Control Agreement. 92 Section 8.05. Funds in Covered Accounts; Reports by Collateral Agent 92 Section 8.06. Accountings 93 Section 8.07. Release of Collateral 94 Section 8.08. Reports by Independent Accountants 95 ARTICLE IX APPLICATION OF FUNDS 96 Section 9.01. Disbursements of Funds from Collection Account 96 ARTICLE X SALE OF COLLATERAL LOANS; PURCHASE OF ADDITIONAL COLLATERAL LOANS 98 Section 10.01. Sales of Collateral Loans 98 Section 10.02. Purchase of Additional Collateral Loans 99 Section 10.03. Conditions Applicable to All Sale and Purchase Transactions 10099 Section 10.04. Additional Equity Contributions 100 ARTICLE XI THE AGENTS 100 Section 11.01. Authorization and Action 100 Section 11.02. Delegation of Duties 103 Section 11.03. Agents’ Reliance, Etc. 103 Section 11.04. Indemnification 105 Section 11.05. Successor Agents 105 Section 11.06. Merger, Conversion, Consolidation or Succession to Business of Agents 106 Section 11.07. Erroneous Payments 106 ARTICLE XII MISCELLANEOUS 107 Section 12.01. No Waiver; Modifications in Writing 107 Section 12.02. Notices, Etc. 110 Section 12.03. Taxes 111 Section 12.04. Costs and Expenses; Indemnification 114 ii TABLE OF CONTENTS (continued) Page Section 12.05. Execution in Counterparts 116115 Section 12.06. Assignability 116 Section 12.07. Governing Law 119118 Section 12.08. Severability of Provisions 119118 Section 12.09. Confidentiality 119 Section 12.10. Merger 120119 Section 12.11. Survival 120119 Section 12.12. Submission to Jurisdiction; Waivers; Etc. 120 Section 12.13. IMPORTANT WAIVERS 120 Section 12.14. PATRIOT Act Notice 122121 Section 12.15. Legal Holidays 122 Section 12.16. Non-Petition 122 Section 12.17. Waiver of Setoff 123122 Section 12.18. Recognition of the U.S. Special Resolution Regimes 123122 ARTICLE XIII RESERVED 123 Section 13.01. Reserved. 123 ARTICLE XIV COLLATERAL MANAGEMENT 123 Section 14.01. Designation of the Collateral Manager 123 Section 14.02. Duties of the Collateral Manager 124123 Section 14.03. Authorization of the Collateral Manager 125 Section 14.04. Separateness Provisions of the Borrower. 126125 Section 14.05. Expenses; Indemnification 126125 Section 14.06. Resignation; Assignment 126 Section 14.07. Appointment of Successor Collateral Manager 127126 ARTICLE XV THE COLLATERAL ADMINISTRATOR 128127 Section 15.01. Designation of Collateral Administrator 128127 Section 15.02. Certain Duties and Powers 128 Section 15.03. Certain Rights of Collateral Administrator 131 Section 15.04. Compensation and Reimbursement of Collateral Administrator 133132 Section 15.05. Resignation and Removal; Appointment of Successor 133 Section 15.06. Acceptance and Appointment by Successor 134 Section 15.07. Merger, Conversion, Consolidation or Succession to Business of Collateral Administrator 134 Section 15.08. Certain Duties of Collateral Administrator Related to Delayed Payment of Proceeds 134 iii sum of (x) the stated interest rate spread over such index and (y) the excess, if any, of the specified “floor” rate relating to such Collateral Loan over the such index as in effect. “Aggregate Principal Balance” means, when used with respect to all or a portion of the Collateral Loans, the sum of the Principal Balances of all or of such portion of such Collateral Loans (other than Ineligible Collateral Loans). “Aggregate Unfunded Spread” means, as of any date, the sum of the products obtained by multiplying (a) for each Delayed Drawdown Collateral Loan, the related commitment fee or other analogous fees (expressed at a per annum rate) then in effect for such Delayed Drawdown Collateral Loan as of such date and (b) the unfunded commitments of each such Delayed Drawdown Collateral Loan as of such date. “Agreement” means this Credit and Security Agreement. “Amortization Period” means the period beginning on the Commitment Termination Date and ending on the date on which all Obligations are Paid in Full. “Anti-Corruption Laws” means (a) the U.S. Foreign Corrupt Practices Act of 1977, as amended; (b) the U.K. Bribery Act 2010, as amended; and (c) any other anti-bribery or anti-corruption laws, regulations or ordinances in any jurisdiction in which the Borrower or any of its Subsidiaries is located or doing business. “Anti-Money Laundering Laws” means applicable law in any jurisdiction in which the Borrower or any of its Subsidiaries is located or doing business that relates to money laundering or terrorism financing, any predicate crime to money laundering, or any financial record keeping and reporting requirements related thereto. “Applicable Law” means any Law of any Governmental Authority, including all federal and state banking or securities laws, to which the Person in question is subject or by which it or any of its assets or properties are bound. “Applicable Margin” means (a) during the Reinvestment Period, 1.801.65% per annum and (b) during the Amortization Period, 2.101.95% per annum; provided that upon the occurrence and during the continuance of an Event of Default (and, if such Event of Default is pursuant to a clause of Section 6.01 other than (a), (c), (i) or (m), upon written notice to the Borrower from the Administrative Agent), the Applicable Margin in effect at such time shall be increased by an additional 2.00% per annum. “Approval Request” has the meaning assigned to such term in Section 2.01(a). “Approved Broker Dealer” means each qualified broker-dealer listed on Schedule 7 hereto or approved by the Administrative Agent in its absolute discretion. “Asset Value” means, with respect to any Collateral Loan on any date of determination (a) unless such Collateral Loan is subject to an Asset Value Adjustment Event, its Original Asset Value or (b) if such Loan is subject to an Asset Value Adjustment Event, the value determined as follows (or, if such Collateral Loan is a Defaulted Loan, the lower of the value determined as follows and (x) if such Collateral Loan has been a Defaulted Loan for less than one year, 50% of its Principal Balance or (y) otherwise zero): (a) the lower of (i) the par amount of such Collateral Loan and (ii) the quoted bid-side price from MarkIt Partners or another independent nationally recognized loan pricing service selected by the 3 responsibility for the performance by the Collateral Manager under the Facility Documents for a period of thirty (30) days after the final such appeal; or (k) New Mountain Finance Corporation ceases to be the Collateral Manager hereunder. “Collateral Quality Test” means a test that is satisfied if, as of any date of determination, in the aggregate, the Eligible Collateral Loans owned (or, in relation to a proposed purchase of an Eligible Collateral Loan, both owned and proposed to be owned) by the Borrower satisfy each of the tests set forth below, calculated, in each case, in accordance with Section 1.04: (a) the Minimum Weighted Average Spread Test; (b) the Maximum Weighted Average Life Test; and (c) the Minimum Diversity Score Test. “Collection Account” has the meaning assigned to such term in Section 8.02. “Collection Period” means, with respect to (a) the first Payment Date, the period from and including the Closing Date to and including the Determination Date immediately preceding the first Payment Date, and (b) any subsequent Payment Date, the period from but excluding the Determination Date immediately preceding the previous Payment Date to and including the Determination Date immediately preceding the current Payment Date (or, in the case of the final Payment Date, to and including such Payment Date). “Collections” means all cash collections, distributions, payments or other amounts received, or to be received, by the Borrower from any Person in respect of any Collateral Loan constituting Collateral, including all principal, interest, fees, distributions, recoveries and redemption and withdrawal proceeds payable to the Borrower under or in connection with any such Collateral Loans and all Proceeds from any sale or disposition of any such Collateral Loans, but excluding (a) any amounts received by the Borrower from an Obligor or any other party obligated to make payments in respect of such Collateral Loan following the sale of a Collateral Loan by the Borrower that the Borrower is required to pay to the purchaser of such Collateral Loan so long as such amounts are not included in the net proceeds reported to be received by the Borrower from such sale and (b) any amounts in respect of indemnities received by the Borrower but owing to parties other than the Borrower in accordance with the Related Documents for any Collateral Loan. “Commitment” means, as to each Lender, the obligation of such Lender to make, on and subject to the terms and conditions hereof, Advances to the Borrower pursuant to Section 2.01(c) in an aggregate principal amount at any one time outstanding for such Lender up to but not exceeding the amount set forth opposite the name of such Lender on Schedule 1 or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Commitment, as applicable, as such amount may be reduced from time to time pursuant to Section 2.06 or increased or reduced from time to time pursuant to assignments effected in accordance with Section 12.06(a). “Commitment Fee” has the meaning assigned to such term in Section 2.12(a). “Commitment Fee Rate” means (a) during theeach Upsize Ramp-Up Period, 0.50% and0.00%; (b) afterduring the Ramp-Up Periodperiod from, and including, the Seventh Amendment Effective Date to, and including, the three-month anniversary of the Seventh Amendment Effective Date, 0.00% and (c) otherwise, (i) 0.50% per annum on that portion of the Unused Amount up to (x) during the Upsize 12 Ramp-Up Period, 20% of the Facility Amount, and (y) thereafter, 10% of the Facility Amount and (ii) 1.65% per annum on the portion of the Unused Amount in excess thereof; provided that, such rate shall increase to the then-Applicable Margin if the Borrower elects not to have the Automatic Commitment Reduction apply in accordance with Section 2.06(a)(ii). “Commitment Termination Date” means the last day of the Reinvestment Period; provided that, if the Commitment Termination Date would otherwise not be a Business Day, then the Commitment Termination Date shall be the immediately succeeding Business Day. “Concentration Limitations” means, as of any date of determination, the following limitations calculated as a percentage of the Portfolio Target Amount of the Eligible Collateral Loans owned (and, solely in relation to a proposed purchase of an Eligible Collateral Loan, proposed to be owned) by the Borrower and in each case in accordance with the procedures set forth in Section 1.04): (a) not more than 4.0% consists of Collateral Loans of any one (1) Obligor (and Affiliates thereof), except that, without duplication, Collateral Loans made to the three (3) largest single Obligors (and their respective Affiliates) (measured by Principal Balance) may each constitute up to 5.0% each; (b) not more than 17.5% consists of Collateral Loans with Obligors in any one Industry Classification Group, except that, without duplication, (i) Collateral Loans in the largest Industry Classification Group may constitute up to 25.0% and (ii) Collateral Loans in the next two largest Industry Classification Groups may constitute up to 20.0%, respectively; (c) not more than 10.0% consists of Fixed Rate Obligations; (d) not more than 10.0% consists of unfunded commitments under Delayed Drawdown Collateral Loans; (e) not more than 5.0% consists of PIK Loans; (f) reserved; (g) not more than 65.0% of Covenant Lite Loans; (h) not more than 20.0% have Obligors with EBITDA under $50,000,000; (i) not more than 10.0% have an Obligor organized or incorporated outside of the United States (or any state thereof); (j) not more than 20.0% consists of Collateral Loans or portions thereof that have an outstanding Tranche Size of less than $250,000,000; and (k) not more than 5.0% consists of Collateral Loans that provide for payment of interest in cash less frequently than quarterly. “Conforming Changes” means, with respect to the use or administration of any Benchmark or the use, administration, adoption or implementation of any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Business Day,” the definition of “Interest Accrual Period,” the definition of “U.S. Government Securities Business Day,” the timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of breakage provisions, the formula for 13 “Event of Default” has the meaning assigned to such term in Section 6.01. “Excess Concentration Amount” means, at any time in respect of which any one or more of the Concentration Limitations are exceeded, an amount equal to the sum of the portions (calculated without duplication) of each Collateral Loan that cause such Concentration Limitations to be exceeded, as calculated by the Collateral Manager and certified to as required hereunder. “Exchange Act” means the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder, all as from time to time in effect, or any successor law, rules or regulations, and any reference to any statutory or regulatory provision shall be deemed to be a reference to any successor statutory or regulatory provision. “Excluded Taxes” means any of the following Taxes imposed on or with respect to a Secured Party or required to be withheld or deducted from a payment to a Secured Party, (a) Taxes imposed on or measured by net income (however denominated), or that are franchise Taxes or branch profits Taxes, in each case, (i) imposed as a result of such Secured Party being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Commitment or an Advance pursuant to a Law in effect on the date on which (i) such Lender acquires such interest in the Commitment or Advance or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 12.03, amounts with respect to such Taxes were payable either to such Lender's assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Secured Party’s failure to comply with Section 12.03(f), and (d) Taxes imposed by FATCA. “Facility Amount” means during the Reinvestment Period, $525,000,000600,000,000 (as such amount may be reduced from time to time pursuant to Section 2.06); provided that following the Commitment Termination Date, the Facility Amount will equal the Advances Outstanding as of the applicable date of determination. “Facility Documents” means this Agreement, the Notes, the Account Control Agreement, the Administrative Agent Fee Letter, the Collateral Administration, Administration Agreement, Agency Fee Letter, the Borrower LLC Agreement and any other security agreements and other instruments entered into or delivered by or on behalf of the Borrower in favor of the Collateral Agent, Administrative Agent or any Lender from time to time pursuant to this Agreement. “FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities implementing any of the foregoing. “Federal Funds Rate” means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the 24 quotations for such day on such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by it. “Fifth Amendment Effective Date” means the effective date of Amendment No. 5 to this Agreement, such date being July 8, 2021. “Final Maturity Date” means the earliest to occur of (i) the date on which the Borrower (or the Collateral Manager on its behalf) reduces the Facility Amount in full pursuant to Section 2.06(b); (ii) the eighteen-month anniversary of the Commitment Termination Date; and (iii) the date on which the Commitments are terminated pursuant to Section 6.02(a); provided, that, in the case of the foregoing clauses (i) and (ii), if such day is not a Business Day, then the Final Maturity Date shall be the next succeeding Business Day. “Financial Asset” has the meaning specified in Section 8-102(a)(9) of the UCC. “Firm Bid” means with respect to any Collateral Loan, a good and irrevocable bid for value, to purchase the par amount of such Collateral Loan, expressed as a percentage of the par amount of such Collateral Loan and exclusive of accrued interest and premium, for scheduled settlement substantially in accordance with the then-current market practice in the principal market for such Collateral Loan, as determined by the Administrative Agent, submitted as of 11:00 a.m. on the date of determination or as soon as practicable thereafter. “First Lien Loan” means any Collateral Loan that meets the following criteria: (i) is not (and is not expressly permitted by its terms to become) subordinate in right of payment to any other obligation for borrowed money of the obligor of such loan; (ii) is secured by a valid first-priority perfected Lien in, to or on specified collateral securing the Obligor’s obligations under such Collateral Loan (whether or not such Collateral Loan is also secured by any lower priority Lien on other collateral) subject to customary Liens; and (iii) is secured, pursuant to such first-priority perfected Lien, by collateral having a value (determined in good faith by the Collateral Manager in accordance with the Collateral Management Standard) not less than the outstanding Principal Balance of such Collateral Loan plus the aggregate outstanding Principal Balances of all other loans of equal seniority secured by a first Lien in the same collateral. “Fixed Rate Obligation” means any Collateral Loan that bears a fixed rate of interest. “Floor” means zero percent (0.00%). “Floor Obligation” means, as of any date, a Collateral Loan (a) for which the Related Documents provides for a base, SOFR rate option or prime rate option and that such base, SOFR rate or prime rate is calculated as the greater of a specified “floor” rate per annum and such base, SOFR rate or prime rate for the applicable Interest Accrual Period and (b) that, as of such date, bears interest based on such base, SOFR rate or prime rate option, but only if as of such date the base, SOFR rate or prime rate, as applicable, for the applicable Interest Accrual Period is less than such floor rate. “Fundamental Amendment” means any amendment, modification, waiver or supplement of or to this Agreement that would (as determined by the Required Lenders) (a) increase or extend the term of the Commitments or change the Final Maturity Date, (b) extend the date fixed for the payment of principal of or interest on any Advance or any fee hereunder, (c) reduce the amount of any scheduled payment of principal or the amount of any other payment due to any Lender, (d) reduce the rate at which interest is payable thereon or any fee is payable hereunder (other than any waiver or rescission of the Default Rate), (e) release any material portion of the Collateral (as reasonably determined by the Administrative Agent), 25

“PBGC” means the Pension Benefit Guaranty Corporation, or any successor agency or entity performing substantially the same functions. “Percentage” of any Lender means, (a) with respect to any Lender party hereto on the date hereof, the percentage set forth opposite such Lender’s name on Schedule 1 hereto, as such amount is reduced by any Assignment and Acceptance entered into by such Lender with an assignee or increased by any Assignment and Acceptance entered into by such Lender with an assignor, or (b) with respect to a Lender that has become a party hereto pursuant to an Assignment and Acceptance, the percentage set forth therein as such Lender’s Percentage, as such amount is reduced by an Assignment and Acceptance entered into between such Lender and an assignee or increased by any Assignment and Acceptance entered into by such Lender with an assignor. “Periodic Term SOFR Determination Day” has the meaning specified in the definition of “Term SOFR”. “Permitted Liens” means any of the following as to which no enforcement, collection, execution, levy or foreclosure proceeding shall have been commenced: (a) Liens created in favor of the Collateral Agent hereunder or under the other Facility Documents for the benefit of the Secured Parties; (b) Liens for Taxes if such Taxes shall not at the time be due and payable or if a Person shall currently be contesting the validity thereof in good faith by appropriate proceedings and with respect to which reserves in accordance with GAAP have been provided on the books of such Person; (c) with respect to agented Collateral Loans, security interests, liens and other encumbrances in favor of the lead agent, the collateral agent or the paying agent on behalf of all holders of indebtedness of the related Obligor under the related facility; and (d) any security interests, liens and other rights or encumbrances granted under any governing documents or other agreement between or among or binding upon the Borrower as the holder of equity in an Obligor. “Permitted Securitization” means any securitization in a capital market transaction or private placement offering in which the Borrower (with the consent of the Administrative Agent in its sole discretion) sells Collateral pledged hereunder, directly or indirectly, to an Affiliate or an affiliated entity that issues or arranges for the issuance of asset-backed debt obligations (whether in the form of notes or revolving and/or term loans) collateralized, in whole or in part, by such Collateral. “Person” means an individual or a corporation (including a business trust), partnership, trust, incorporated or unincorporated association, joint stock company, limited liability company, government (or an agency or political subdivision thereof) or other entity of any kind. “PIK Loan” means a Collateral Loan that permits the Obligor thereon to defer or capitalize any portion of the accrued interest thereon. “Plan” means an employee pension benefit plan (other than a Multiemployer Plan) which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code that is sponsored by the Borrower or a member of its ERISA Group or to which the Borrower or a member of its ERISA Group is obligated to make contributions or has any liability. “Portfolio Target Amount” means (a) during the Ramp-Up Period, the greater of (i) $400,000,000 and (ii) the Aggregate Principal Balance of all Eligible Collateral Loans, and (b) following the Ramp-Up Period, the Aggregate Principal Balance of all Eligible Collateral Loans. 34 Collateral Agent: (a) in writing signed by an Authorized Person (and delivered by hand, by mail, by overnight courier or by telecopier); (b) by electronic mail from an Authorized Person; (c) in tested communication; (d) in a communication utilizing access codes effected between electro mechanical or electronic devices; or (e) such other means as may be agreed upon from time to time by the Collateral Agent and the party giving such instructions. “Purchase Price” means, with respect to any Collateral Loan, an amount (expressed as a percentage of par) equal to (i) the purchase price (or, if different principal amounts of such Collateral Loan were purchased at different purchase prices, the weighted average of such purchase prices) paid by the Borrower for such Collateral Loan divided by (ii) the principal balance of such Collateral Loan outstanding as of the date of such purchase; provided that, if the ratio of clause (i) to clause (ii) above with respect to a Collateral Loan acquired by the Borrower (x) from an unaffiliated seller in the secondary market or (y) at origination (as a result of original issue discount) is equal to 95% or higher, such Collateral Loan shall be deemed to have a Purchase Price of 100%. “QFC” has the meaning assigned to the term “qualified financial contract” in, and interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D). “Qualified Institution” means a depository institution or trust company organized under the Laws of the United States of America or any one of the States thereof or the District of Columbia (or any domestic branch of a foreign bank), (i) that has either (A) a long-term unsecured debt rating of “BBB” or better by S&P and “A3” or better by Moody’s or (B) a short-term unsecured debt rating or certificate of deposit rating of “A-1” or better by S&P or “P-1” or better by Moody’s, (ii) the parent corporation of which has either (A) a long-term unsecured debt rating of “BBB” or better by S&P and “A3” or better by Moody’s or (B) a short-term unsecured debt rating or certificate of deposit rating of “A-1” or better by S&P and “P-1” or better by Moody’s or (iii) is otherwise acceptable to the Administrative Agent. “Qualified Purchaser” has the meaning assigned to such term in Section 12.06(e). “Ramp-Up Period” means the period from, and including, the Closing Date to, and including, the six-month anniversary of the Closing Date. “Register” has the meaning assigned to such term in Section 12.06(d). “Regulation T”, “Regulation U” and “Regulation X” mean Regulation T, U and X, respectively, of the Board of Governors of the Federal Reserve System, as in effect from time to time. “Reinvestment Period” means the period from and including the Closing Date to and including the earlier of (a) the date that is three (3) years after the Fifth Amendment Effective DateJuly 8, 2027; and (b) the Final Maturity Date. “Related Documents” means, with respect to any Collateral Loan, the Underlying Loan Agreement, any Underlying Note, and all other agreements or documents evidencing, securing, governing or giving rise to such Collateral Loan. “Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees, administrators, managers, advisors and representatives of such Person and of such Person’s Affiliates. “Related Property” means, with respect to a Collateral Loan, any property or other assets designated and pledged or mortgaged as collateral to secure repayment of such Collateral Loan, 36 “Retained Interest” means (i) with respect to any Collateral Loan, (a) all duties, obligations and liabilities of the agent or seller thereunder, including payment and indemnity obligations, (b) all obligations of agents, trustees, servicers, administrators or other persons under the documentation evidencing such Collateral Loan, and (c) if any portion of the indebtedness related to such Collateral Loan is owned by another lender or is being retained by seller in the interests, rights and obligations under such documentation to the extent they relate to such portion and (ii) with respect to any Collateral Loan with an unfunded commitment, all obligations not attributable to the Borrower to provide additional funding, contributions, payments or credits. “S&P” means S&P Global Ratings and any successor thereto. “S&P Rating” means, with respect to any Collateral Loan, the public rating issued by S&P (based on tranche rating not corporate family rating). “Sanctioned Country” means, at any time, a country or territory which is the subject or target of any Sanctions. “Sanctioned Person” means at any time, (i) any Person listed in any Sanctions-related list of designated Persons maintained by OFAC, the U.S. Department of State, or by the United Nations Security Council, the European Union (including, any member state thereof), Canada, the United Kingdom, Switzerland, Denmark, Sweden or Norway, (ii) any Person operating, organized or resident in a Sanctioned Country or (iii) any Person controlled by any such Person. “Sanction” or “Sanctions” means individually and collectively, respectively, any and all economic or financial sanctions, sectoral sanctions, secondary sanctions, trade embargoes and anti-terrorism laws, including but not limited to those imposed, administered or enforced from time to time by: (a) the United States of America, including those administered by OFAC, the U.S. Department of State, the U.S. Department of Commerce, or through any existing or future Executive Order; (b) the United Nations Security Council; (c) the European Union (including any member state thereof); (d) the State Secretariat for Economic Affairs of Switzerland; (e) the United Kingdom; (f) the Government of Canada; (g) the Government of Denmark; (h) the Government of Sweden; (i) the Government of Norway; or (j) to the extent that such bodies have jurisdiction over the Borrower or the applicable Subsidiary or such economic or financial sanctions, sectoral sanctions, secondary sanctions, trade embargoes and anti-terrorism laws are binding on the Borrower or the applicable Subsidiary, a body administering such economic or financial sanctions, sectoral sanctions, secondary sanctions, trade embargoes and anti-terrorism laws in any jurisdiction in which the Borrower or any of its Subsidiaries is located or doing business. “Scheduled Distribution” means, with respect to any Collateral Loan, for each Due Date, the scheduled payment of principal and/or interest and/or fees due on such Due Date with respect to such Collateral Loan. “SEC” means the Securities and Exchange Commission or any other Governmental Authority of the United States of America at the time administrating the Securities Act, the Investment Company Act or the Exchange Act. “Second Amendment Effective Date” means the effective date of Amendment No. 2 to this Agreement, such date being February 13, 2020. 39 “Secured Parties” means the Administrative Agent, the Collateral Administrator, the Collateral Agent, the Securities Intermediary and the Lenders. “Secured Party Representative” has the meaning assigned to such term in Section 12.09. “Securities Act” means the Securities Act of 1933 and the rules and regulations promulgated thereunder, all as from time to time in effect. “Securities Intermediary” means a Person satisfying Section 8-102(a)(14) of the UCC with respect to the Covered Accounts. Initially, the Securities Intermediary shall be U.S. Bank National Association. “Security Entitlement” has the meaning specified in Section 8-102(a)(17) of the UCC. “Senior Net Leverage Ratio” means, with respect to any Collateral Loan and the related Obligor, either (a) the meaning of “Senior Net Leverage Ratio” or comparable term set forth in the Related Documents for such Collateral Loan, or (b) in the case of any Collateral Loan with respect to which the Related Documents do not include a definition of “Senior Net Leverage Ratio” or comparable term, the ratio obtained by dividing (i) the indebtedness (including the full drawn but not the undrawn amount of any revolving and delayed draw indebtedness) of the related Obligor (other than indebtedness of such Obligor that is junior in terms of payment or lien subordination to indebtedness of such Obligor held by the Borrower) as of such date, minus the Unrestricted Cash of such Obligor as of such date by (ii) EBITDA of such Obligor for any period, as calculated by the Collateral Manager in accordance with the Collateral Management Standard. “Separateness Provisions” means the provisions contained in Section 2.9 of the Borrower LLC Agreement of the Borrower. “Seventh Amendment Effective Date” means the effective date of Amendment No. 7 to this Agreement, such date being July 3, 2024. “SOFR” means a rate equal to the secured overnight financing rate as administered by the SOFR Administrator. “SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate). “Solvent” as to any Person means that such Person is not “insolvent” within the meaning of Section 101(32) of the Bankruptcy Code or Section 271 of the New York Debtor and Creditor Law. “Structured Finance Obligation” means any debt obligation owing by a special purpose finance vehicle that is secured directly and primarily by, primarily referenced to, and/or primarily representing ownership of, a pool of receivables or a pool of other assets, including collateralized debt obligations, residential mortgage-backed securities, commercial mortgage-backed securities, other asset-backed securities, “future flow” receivable transactions and other similar obligations; provided that asset based lending facilities, loans to financial service companies, factoring businesses, health care providers and other genuine operating businesses do not constitute Structured Finance Obligations. “Subject Laws” means the regulations and rules promulgated by the U.S. Department of Treasury and/or administered by OFAC, including U.S. Executive Order No. 13224, and other related statutes, Laws and regulations. 40

“Subsidiary” means any entity with respect to which a Person owns, directly or indirectly, more than 50% of the Equity Securities. “Successor Collateral Manager” has the meaning assigned to it in Section 14.07. “Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. “Term SOFR” means, for any calculation with respect to an Advance (other than an Advance bearing interest at the Base Rate), the Term SOFR Reference Rate for a tenor of three months on the day (such day, the “Periodic Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to (a) with respect to the Interest Accrual Period in which the applicable Borrowing Date occurs, such Borrowing Date and (b) for each subsequent Interest Accrual Period, the commencement of such Interest Accrual Period, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any Periodic Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Periodic Term SOFR Determination Day; provided, further, that if Term SOFR determined as provided above (including pursuant to the proviso above) shall ever be less than the Floor, then Term SOFR shall be deemed to be the Floor. “Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Administrative Agent in its reasonable discretion). “Term SOFR Reference Rate” means the forward-looking term rate based on SOFR. “Third Amendment Effective Date” means the effective date of Amendment No. 3 to this Agreement, such date being November 23, 2020. “Tranche Size” means, in respect of any Collateral Loan, the aggregate principal amount of all of the borrowing facilities available to the Obligor under the terms of the relevant Underlying Loan Agreement as of the original effective date of the Underlying Loan Agreement. For purposes of determining the Tranche Size in respect of any Collateral Loan: (1) for Collateral Loans that are, in accordance with then-prevailing market practice, typically bought and sold together, the respective aggregate principal amount of the borrowing facilities available to the Obligor under the facilities evidenced by the relevant Underlying Loan Agreement shall be aggregated (and, for the avoidance of doubt, the respective aggregate principal amounts of all revolving facilities, term loan “A” tranches, term loan “B” tranches and similar loan tranches issued under a single credit agreement shall be aggregated); (2) the respective principal amounts of lines of credit and delayed draws that, in accordance with then-prevailing market practice, trade with any Collateral Loan shall be aggregated; and (3) the respective principal amount of any borrowing facilities that are, under then prevailing market practice, considered add-on facilities in respect of any Collateral Loan shall be aggregated with the principal 41 (ii) the aggregate sum of the unfunded commitments of the Borrower in respect of each such Delayed Drawdown Collateral Loan included in the Collateral times the Original Asset Value of such Delayed Drawdown Collateral Loan (expressed as percentage of par) times the Advance Rate then in effect for such Delayed Drawdown Collateral Loan; plus provided that after the Commitment Termination Date, the Unfunded Reserve Required Amount shall equal the Unfunded Exposure Amount. “Unintended Recipient” has the meaning specified in Section 11.07(a)(i). “Unrestricted Cash” means “Unrestricted Cash” or any comparable term in the Related Document for any Collateral Loan, and in any case that “Unrestricted Cash” or such comparable term is not defined in such Related Documents, all cash available for use for general corporate purposes and not held in any reserve account or legally or contractually restricted for any particular purposes or subject to any lien (other than blanket liens permitted under or granted in accordance with such Related Documents), as reflected on the most recent financial statements of the related Obligor that have been delivered to the Borrower. “Unused Amount” means, for any day, an amount equal to the excess, if any, of (a) the Facility Amount on such day over (b) the Advances Outstanding on such day. “Upsize Ramp-Up Period” means each of (i) the period from, and including, the Second Amendment Effective Datedate of each Permitted Securitization to, and including, the sixthree-month anniversary of the Second Amendment Effective Date and (ii) the period from, and including, the Third Amendment Effective Date to, and including, the six-month anniversary of the Third Amendment Effective Datethereof. “Volcker Rule” means Section 13 of the U.S. Bank Holding Company Act of 1956 and the applicable rules and regulations thereunder. “Warrant Asset” means any equity purchase warrants or similar rights convertible into or exchangeable or exercisable for any equity interests received by the Borrower as an “equity kicker” from the Obligor in connection with a Collateral Loan; provided such Warrant Asset was received by the Borrower in lieu of debts previously contracted with respect to such Collateral Loan. “Weighted Average Life” means, as of any date of determination with respect to all Eligible Collateral Loans, the number of years following such date obtained by: (a) summing the products of: (i) the Average Life at such time of each Eligible Collateral Loan multiplied by (ii) the Principal Balance of such Eligible Collateral Loan; and (b) dividing such sum by the Aggregate Principal Balance of all Eligible Collateral Loans as of such date. For the purposes of the foregoing, the “Average Life” is, on any date of determination with respect to any Eligible Collateral Loan, the quotient obtained by dividing (x) the sum of the products of (A) the number of years (rounded to the nearest one hundredth thereof) from such date of determination to the respective dates of each successive Scheduled Distribution of principal of such Eligible Collateral Loan and (B) the respective amounts of principal of such Scheduled Distributions by (y) the sum of all successive Scheduled Distributions of principal on such Eligible Collateral Loan. 43